ORCHID ISLAND CAPITAL ANNOUNCES
JANUARY 2017 MONTHLY DIVIDEND AND
DECEMBER 31, 2016 RMBS PORTFOLIO CHARACTERISTICS

	January 2017 Monthly Dividend of $0.14 Per Share
	Estimated Book Value Per Share at December 31, 2016 of $10.09
	Estimated (6.2)% total return on equity for the quarter ended December 31, 2016, or (25.0)% annualized
	Estimated 1.1% total return for the year ended December 31, 2016
	RMBS Portfolio Characteristics as of December 31, 2016

Vero Beach, Fla., January 11, 2017 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of January 2017. The dividend of $0.14 per share will be paid February 10, 2017, to holders of record on January 31, 2017, with an ex-dividend date of January 27, 2017.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of January 11, 2017, the Company had 32,962,919 shares outstanding. At September 30, 2016, the Company had 26,252,193 shares outstanding.

Estimated December 31, 2016 Book Value Per Share

The Company's estimated book value per share as of December 31, 2016 was $10.09.  The Company computes book value per share by dividing total stockholders' equity by the total number of outstanding shares of common stock. At December 31, 2016, the Company's preliminary estimated total stockholders' equity was approximately $332.8 million with 32,962,919 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to audit by the Company's independent registered public accounting firm.

Estimated Return on Equity

The Company's estimated total return on equity for the quarter ended December 31, 2016 was (6.2)%, or (25.0)% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company's stockholders' equity at the beginning of the quarter.  The total return was $(0.70) per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $1.12 from September 30, 2016.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of December 31, 2016 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company's financial statements and associated footnotes as of and for the year ended December 31, 2016, are subject to review by the Company's independent registered public accounting firm.

	RMBS Valuation Characteristics
	RMBS Assets by Agency
	Investment Company Act of 1940 Whole Pool Test Results
	Repurchase Agreement Exposure by Counterparty
	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2015.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Dec 2016 CPR
Asset Category	Face	Value	Price	Portfolio	Coupon	(Reported in Jan)
As of December 31, 2016
Adjustable Rate RMBS	$1,931	$2,062	106.79	0.07%	3.50%	0.06%
10-1 Hybrid Rate RMBS	44,435	45,459	102.30	1.50%	2.55%	17.86%
Hybrid Adjustable Rate RMBS	44,435	45,459	102.30	1.50%	2.55%	17.86%
15 Year Fixed Rate RMBS	84,574	87,981	104.03	2.91%	3.28%	12.19%
20 Year Fixed Rate RMBS	406,357	435,238	107.11	14.40%	4.00%	9.14%
30 Year Fixed Rate RMBS	2,145,347	2,303,475	107.37	76.22%	4.29%	7.98%
Total Fixed Rate RMBS	2,636,278	2,826,694	107.22	93.53%	4.21%	8.29%
Total Pass-through RMBS	2,682,644	2,874,215	107.14	95.10%	4.19%	8.44%
Interest-Only Securities	575,377	69,726	12.12	2.31%	3.59%	17.53%
Inverse Interest-Only Securities	379,613	78,233	20.61	2.59%	5.40%	15.98%
Structured RMBS	954,990	147,959	15.49	4.90%	4.55%	16.91%
Total Mortgage Assets	$3,637,634	$3,022,174		100.00%	4.20%	10.67%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value	Portfolio	Asset Category	Value	Portfolio
As of December 31, 2016			As of December 31, 2016
Fannie Mae	$2,260,402	74.8%	Whole Pool Assets	$2,411,766	79.8%
Freddie Mac	751,987	24.9%	Non Whole Pool Assets	610,408	20.2%
Ginnie Mae	9,785	0.3%	Total Mortgage Assets	$3,022,174	100.0%
Total Mortgage Assets	$3,022,174	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of December 31, 2016	Borrowings	Debt	in Days	Maturity
Citigroup Global Markets Inc	$292,833	10.6%	10	1/26/2017
J.P. Morgan Securities LLC	287,239	10.3%	26	2/17/2017
Cantor Fitzgerald & Co	250,000	8.9%	26	2/13/2017
Wells Fargo Bank, N.A.	242,554	8.7%	10	1/12/2017
Mitsubishi UFJ Securities (USA), Inc	235,913	8.4%	36	2/14/2017
RBC Capital Markets, LLC	230,187	8.2%	19	1/18/2017
South Street Securities, LLC	175,201	6.3%	7	1/20/2017
ICBC Financial Services LLC	165,927	5.9%	18	1/30/2017
ED&F Man Capital Markets Inc	158,763	5.7%	34	2/13/2017
Guggenheim Securities, LLC	150,400	5.4%	60	3/14/2017
KGS-Alpha Capital Markets, L.P	148,808	5.3%	47	3/16/2017
Goldman, Sachs & Co	134,670	4.8%	16	2/17/2017
Daiwa Securities America Inc.	107,651	3.9%	11	1/13/2017
Natixis, New York Branch	90,050	3.2%	10	1/20/2017
Mizuho Securities USA, Inc	52,574	1.9%	13	1/12/2017
FHLB-Cincinnati	51,907	1.9%	4	1/3/2017
Nomura Securities International, Inc.	15,238	0.5%	89	3/29/2017
Suntrust Robinson Humphrey, Inc	3,790	0.1%	7	1/6/2017
Total Borrowings	$2,793,705	100.0%	23	3/29/2017

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average		Weighted		Weighted		Modeled	Modeled
		Months		Average		Average		Interest	Interest
		To Next		Lifetime		Periodic		Rate	Rate
	Fair	Coupon Reset		Cap		Cap Per Year		Sensitivity	Sensitivity
Asset Category	Value	(if applicable)		(if applicable)		(if applicable)		(-50 BPS)(1)	(+50 BPS)(1)
As of December 31, 2016
Adjustable Rate RMBS	$2,062	6		10.05%		2.00%		$11	$(10)
Hybrid Adjustable Rate RMBS	45,459	73		7.55%		2.00%		729	(811)
Total Fixed Rate RMBS	2,826,694	n/	a	n/	a	n/	a	62,865	(73,259)
Total Pass-through RMBS	2,874,215	n/	a	n/	a	n/	a	63,605	(74,080)
Interest-Only Securities	69,726	n/	a	n/	a	n/	a	(6,902)	5,232
Inverse Interest-Only Securities	78,233	1		6.14%		n/	a	5,054	(6,376)
Structured RMBS	147,959	n/	a	n/	a	n/	a	(1,848)	(1,144)
Total Mortgage Assets	$3,022,174	n/	a	n/	a	n/	a	$61,757	$(75,224)

Funding Hedges
								Modeled	Modeled
								Interest	Interest
				Average		Hedge		Rate	Rate
				Notional		Period		Sensitivity	Sensitivity
				Balance(2)		End Date		(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions				$643,750		Dec-2020		$(11,534)	$12,875
Treasury Futures Contracts - Short Positions				465,000		Mar-2027		(18,208)	17,174
Payer Swaps				700,000		Dec-2021		(10,655)	10,655
TBA Short Positions				200,000		Jan-2017		(4,823)	5,851
Total Hedges								(45,220)	46,555

Grand Total								$16,537	$(28,669)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $124.28 at December 31, 2016. The nominal value of the short position was $577.9 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400